FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment Agreement") is made and entered into as of May 15, 2019, by and between PACIFIC MERCANTILE BANK, a California banking corporation (the "Bank"), and MAXWELL G. SINCLAIR, an individual ("Executive") (collectively the "Parties").

RECITALS

WHEREAS, the Parties entered into an Employment Agreement on May 27, 2016 (the "Agreement").

WHEREAS, Paragraph 25 of the Agreement permits modification of its terms so long as such modification is in writing and signed by both Parties.

WHEREAS, the Parties desire to amend the Agreement to extend the term thereof.

NOW, THEREFORE, in exchange for the mutual promises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

AMENDMENTS

1. Paragraph 1. Term. Paragraph 1 of the Agreement defines the "Initial Term" of the Agreement as a period of three (3) years commencing as of May 18, 2016 subject to the termination provisions of Section 4 of the Agreement. The Parties hereby agree to extend the Initial Term of the Agreement for an additional three (3) year period, effective as of May 18, 2019. All other terms and conditions of Paragraph 1 of the Agreement remain in full force and effect.

All other terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date indicated below.

PACIFIC MERCANTILE BANK

By: [signature]
Michael Hoopis
Chair, Human Resources & Compensation Committee

Date 5/15/19

[signature]
Maxwell G. Sinclair

Date 5/15/2019

FPDOCS 34860094.1

Kathleen Wiesinger

From:	Valena Ramos
Sent:	Sunday, May 12, 2019 8:59 PM
To:	Tom Vertin
Cc:	Curt Christianssen; Kathleen Wiesinger
Subject:	Fwd: The vote has been passed for 'Voting Item - Maxwell Sinclair Amendment_Rev.pdf'

FYI.

Sent from my iPhone

Begin forwarded message:

> **From:** donotreply@diligent.com
> **Date:** May 12, 2019 at 8:48:20 PM PDT
> **To:** valena.ramos@pmbank.com
> **Subject: The vote has been passed for 'Voting Item - Maxwell Sinclair Amendment_Rev.pdf'**

THIS IS AN EXTERNAL EMAIL. Do not open attachments or click on links from unknown senders or unexpected emails.

The vote has been passed for the Voting Document entitled 'Voting Item - Maxwell Sinclair Amendment_Rev.pdf' in book 'Employment Agreement - M. Sinclair'.

Vote Response Count (%)

Yes	3	60
No	0	0
Abstained	0	0
Not Cast	2	40

Voter Status

Edward Carpenter	Yes	May 10, 2019 12:01 PM Pacific Standard Time
James F. Deutsch	Yes	May 12, 2019 01:19 PM Pacific Standard Time
John Flemming	Not Voted	
Michael Hoopis	Yes	May 12, 2019 08:48 PM Pacific Standard Time
John Thomas	Not Voted	

3 votes were required to pass the vote.

1